                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                                MUTUAL FUND GROUP
                            FLEMING MUTUAL FUND GROUP
                                MUTUAL FUND TRUST
                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                          MUTUAL FUND INVESTMENT TRUST
                           GROWTH AND INCOME PORTFOLIO


                                POWER OF ATTORNEY

     David Wezdenko, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung and Matthew Healey, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ David Wezdenko
                                                  ------------------
                                                  David Wezdenko


Date: July 23, 2001

                                POWER OF ATTORNEY

     Matthew Healey, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Matthew Healey
                                                  -------------------
                                                      Matthew Healey


Date: July 23, 2001

                                POWER OF ATTORNEY

     Ann Maynard Gray, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Ann Maynard Gray
                                                  ---------------------
                                                      Ann Maynard Gray


Date: July 23, 2001

                                POWER OF ATTORNEY

     William J. Armstrong, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ William J. Armstrong
                                                  ------------------------
                                                      William J. Armstrong


Date: July 23, 2001

                                POWER OF ATTORNEY

     Roland R. Eppley, Jr., whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Roland R. Eppley, Jr.
                                                  --------------------------
                                                      Roland R. Eppley, Jr.


Date: July 23, 2001

                                POWER OF ATTORNEY

     Fergus Reid, III, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Fergus Reid, III
                                                  ---------------------
                                                      Fergus Reid, III


Date: July 23, 2001

                                POWER OF ATTORNEY

     James J. Schonbachler, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ James J. Schonbachler
                                                  --------------------------
                                                      James J. Schonbachler


Date: July 23, 2001

                                POWER OF ATTORNEY

     Leonard M. Spaulding, Jr., whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ Leonard M. Spaulding, Jr.
                                                  -----------------------------
                                                      Leonard M. Spaulding, Jr.


Date: July 23, 2001

                                POWER OF ATTORNEY

     H. Richard Vartabedian, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Christine Rotundo, Lai Ming Fung, Matthew Healey and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                                  /s/ H. Richard Vartabedian
                                                  ---------------------------
                                                      H. Richard Vartabedian


Date: July 23, 2001